   As filed with the Securities and Exchange Commission on Marcg 18, 1998
                                                     File Nos. 33-8021; 811-4801

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES

                                  ACT OF 1933                   -

                          PRE-EFFECTIVE AMENDMENT NO.           -

                        POST-EFFECTIVE AMENDMENT NO. 23         X

                                     and/or

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                ACT OF 1940                      -

                              AMENDMENT NO. 22                   X
                       (Check appropriate box or boxes)

                            SUNAMERICA EQUITY FUNDS
               (Exact Name of Registrant as Specified in Charter)
                             The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                            New York, NY  10017-3204
               (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850


                                Robert M. Zakem
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                            New York, NY  10017-3204
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    Copy to:

                             Margery K. Neale, Esq.
                   Shereff, Friedman, Hoffman, & Goodman, LLP
                                919 Third Avenue
                              New York, NY  10022

                 Approximate Date of Proposed Public Offering:
  As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

     immediately upon filing pursuant          on (date) pursuant to paragraph
 --- to paragraph (b) of Rule 485           -- (b) of Rule 485

     60 days after filing pursuant to       X  on June 1, 1998 pursuant
 --- paragraph (a) of Rule 485              -- to paragraph (a)(2) of Rule 485


Title of Securities Being Registered......  Shares of beneficial interest, par value $.01 per share

________________________________________________________________________________

                            SUNAMERICA EQUITY FUNDS



                             CROSS REFERENCE SHEET
                            Pursuant to Rule 481(a)
                       Under the Securities Act of 1933

PART A
Item No.    Registration Statement Caption            Caption in Prospectus
--------    ------------------------------            ---------------------
     1      Cover Page                                Cover Page

     2      Synopsis                                  Summary of Fund Expenses

     3      Condensed Financial Information           Performance Data

     4      General Description of Registrant         Investment Objective, Policies and
                                                      Restrictions; Other Investment Techniques
                                                      and Risk Factors; General Information

     5      Management of the Fund                    Management of the Trust; Portfolio
                                                      Transactions, Brokerage and Turnover

     5A     Management's Discussion of Fund Performance        *

     6      Capital Stock and Other                   Dividends, Distributions and Taxes;
            Securities                                General Information

     7      Purchase of Securities Being              Purchase of Shares; Determination
            Offered                                   of Net Asset Value

     8      Redemption or Repurchase                  Redemption of Shares; Exchange Privilege

     9      Pending Legal Proceedings                 Inapplicable


PART B                                                Caption in Statement
Item No.    Registration Statement Caption            of Additional Information
--------    -------------------------------           --------------------------
    10      Cover Page                                Cover Page

    11      Table of Contents                         Cover Page

    12      General Information and History           History of the Trust

    13      Investment Objectives and                 Investment Objective and Policies;
            Policies                                  Investment Restrictions; Appendix

    14      Management of the Fund                    Trustees and Officers

    15      Control Persons and Principal Holders     Inapplicable
            of Securities

    16      Investment Advisory and Other             Adviser, Personal Trading, Distributor and
            Services                                  Administrator; Additional Information

    17      Brokerage Allocation and Other Practices  Portfolio Transactions and Brokerage

    18      Capital Stock and Other Securities        Dividends, Distributions and Taxes;
                                                      Description of Shares; Additional
                                                      Information

    19      Purchase, Redemption and Pricing          Additional Information Regarding Purchase
            of Securities Being Offered               of Shares; Additional Information Regarding
                                                      Redemption of Shares; Determination of Net
                                                      Asset Value; Retirement Plans

    20      Tax Status                                Dividends, Distributions and Taxes

    21      Underwriters                              Adviser, Personal Trading, Distributor and
                                                      Administrator

    22      Calculation of Performance Data           Performance Data

    23      Financial Statements                      Financial Statements


PART C

     The information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

This Registration Statement incorporates by reference the Prospectus and Statement of Additional Information as contained in Post-Effective Amendment No. 22 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A filed on January 30, 1998.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

--------------------------------------------------------------------------------

                             SUNAMERICA EQUITY FUNDS

                           "DOGS" OF WALL STREET FUND

        The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204

                  General Marketing and Shareholder Information

--------------------------------------------------------------------------------


                                 (800) 858-8850

         "Dogs" of Wall Street Fund (the "Fund") is a separate investment portfolio of SunAmerica Equity Funds, an open-end management investment company (the "Trust"). The Fund is advised and managed by SunAmerica Asset Management Corp. (the "Adviser").

         The investment objective of the "Dogs" of Wall Street Fund is to seek total return (including capital appreciation and current income) through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

         The Fund currently offers Class A, Class B and Class II shares. The offering price is the next-determined net asset value per share, plus for each class a sales charge which, at the investor's option, may be (i) imposed at the time of purchase (Class A shares), (ii) deferred (Class B shares and purchases of Class A shares in excess of $1 million) or (iii) with elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Class B shares may be subject to a declining contingent deferred sales charge ("CDSC") that may be imposed on redemptions made within six years of purchase. Class B shares of the Fund will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares. Class II shares may be subject to a CDSC imposed on redemptions made within one year of purchase. Each class makes distribution and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Purchase of Shares."

         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank through which such shares may be sold, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read it carefully before investing and retain it for future reference. You can find more detailed information about the Fund in the Statement of Additional Information dated June 1, 1998, which is incorporated by reference into this Prospectus. The Statement of Additional

Information may be obtained without charge by contacting the Trust at the address or telephone number listed above.

 -------------------------------------------------------------------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
            SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION

          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 -------------------------------------------------------------------------------

                          PROSPECTUS DATED JUNE 1, 1998

                        [TO APPEAR ON INSIDE COVER PAGE]

                                TABLE OF CONTENTS


                                                                                                               Page

Prospectus....................................................................................................Cover

SUMMARY OF FUND EXPENSES..........................................................................................4

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................................................................6

OTHER INVESTMENT TECHNIQUES AND RISK FACTORS......................................................................9

MANAGEMENT OF THE TRUST..........................................................................................12

PURCHASE OF SHARES...............................................................................................14

REDEMPTION OF SHARES.............................................................................................19

EXCHANGE PRIVILEGE...............................................................................................21

PORTFOLIO TRANSACTIONS, BROKERAGE AND TURNOVER...................................................................23

DETERMINATION OF NET ASSET VALUE.................................................................................23

PERFORMANCE DATA.................................................................................................24

DIVIDENDS, DISTRIBUTIONS AND TAXES...............................................................................24

GENERAL INFORMATION..............................................................................................26

                            SUMMARY OF FUND EXPENSES

A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class II shares follows:

                                                                    "DOGS" OF WALL STREET FUND
                                                            ------------------------------------------
                                                                Class         Class          Class
                                                                  A             B             II
                                                            ------------- -------------- -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load(1)                                   5.75%          None          1.00%
Maximum Sales Load on Reinvested Dividends                      None           None          None
Maximum Deferred Sales Load(2)                                  None          5.00%          1.00%
Redemption Fees(3)                                              1.50%         1.50%          1.50%
Exchange Fees                                                   None           None          None
----------------------------------------------------------  ------------- -------------- -------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
AVERAGE NET ASSETS)
Management Fees                                                 0.35%         0.35%          0.35%
12b-1 Fees (4)                                                  0.25%         1.00%          1.00%
Other Expenses(5) (net of fee waivers/expense
reimbursements)                                                 0.35%         0.35%          0.35%
                                                                -----         -----          -----
TOTAL OPERATING EXPENSES (net of fee waivers/expense
reimbursements)(5)                                              0.95%         1.70%          1.70%
                                                                =====         =====          =====
----------------------------------------------------------  ------------- -------------- -------------

----------------------------------------------------------  ------------- -------------- -------------

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1,000,000 or more. See "Purchase of Shares."

(2) Purchases of Class A shares in excess of $1,000,000 will be subject to a CDSC on redemptions made within one year of purchase. The CDSC on Class B shares applies only if a redemption occurs within six years from their purchase date. The CDSC on Class II shares applies only on redemptions made within one year of purchase.

(3) If shares are redeemed within 90 days of purchase, a 1.50% redemption fee will be assessed on redemption proceeds, which will be paid to the Fund. In addition, a $15.00 fee may be imposed for wire redemptions.

(4) 0.25% of the 12b-1 fee comprises an Account Maintenance and Service Fee. A portion of the Account Maintenance and Service Fee is allocated to member firms of the National Association of Securities Dealers, Inc. for continuous personal service by such members to investors in the Fund, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Class B or Class II shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

(5) SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate set forth above under Total Operating Expenses. The information provided in the table represents estimated amounts for the current fiscal year net of current fee waivers/expense reimbursements. In the absence of such waivers and reimbursements, other expenses are estimated to be .90%, .90%, and .90%, respectively, and total operating expenses are estimated to be 1.50%, 2.25%, and 2.25%, respectively, for Class A, B and II, respectively.

EXAMPLE:

         You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The 5% return and the expenses used in this example should not be considered indicative of actual or expected performance or expenses both of which will vary:

                                                                                 1 Years          3 Years
                                                                                ----------       ----------
"DOGS" OF WALL STREET FUND
(Class A Shares)................................................................ $67              $86
(Class B Shares)*............................................................... $67              $94
(Class II Shares)............................................................... $37              $63

         You would pay the following expenses on the same investment, assuming no redemption:

                                                                                1 Years          3 Years
                                                                                ----------       ----------
"DOGS" OF WALL STREET FUND
(Class A Shares)................................................................ $67              $86
(Class B Shares)*............................................................... $17              $54
(Class II Shares)............................................................... $27              $63

         The foregoing examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.
                 ------

         * Class B shares convert to Class A shares on the first business day of the month following the seventh anniversary of the purchase of such Class B shares.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The investment objective of the Fund is to seek total return (including capital appreciation and current income) through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average ("DJIA")/1/ and the broader market. The thirty stocks will consist of (1) the ten highest yielding stocks in the DJIA and (2) the twenty other highest yielding stocks of the largest industrial companies in the market (with market capitalizations of at least $1 billion) that have been assessed as being of high quality from the perspective of historical earnings and dividend performance. The Adviser will rely on independently published reports for purposes of selecting these twenty stocks. The Adviser will employ the same methodology, using the same analytical parameters and benchmarks, in selecting the thirty stocks each year. There can be no assurance that the investment objective of the Fund will be achieved.

         The Fund's stock selection criteria is designed to implement a "value" oriented philosophy of investing principally in securities believed to be undervalued in the market. This philosophy reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is calculated to identify stocks of large, well-known companies with solid financial strength and generous dividend yields that have low price-earnings ratios ("P/E ratios") and have been generally overlooked by the market.

         Upon commencement of its operations, the Fund will invest in the thirty common stocks selected according to the methodology described above. The initial thirty stocks will be identified based on information as of December 31, 1997; they will be purchased by the Fund in proportion to their relative market prices as of commencement of Fund operations. Thereafter, the Adviser will annually rebalance the Fund's holdings within the first several weeks of each succeeding calendar year according to the same selection criteria, based on information as of the preceding December 31. The Adviser will rebalance the Fund's holdings to create equal weightings among the thirty stocks selected by purchasing new stocks that meet the selection criteria, selling stocks that no longer meet the selection criteria, and adjusting its ownership of stocks that continue to meet the criteria in order to achieve the proper weightings of each of the thirty stocks.

         The Fund will employ a buy and hold strategy over the course of each year, which ignores market timing and rejects active management. The Adviser anticipates that the thirty

--------
     /1/ "Dow Jones Industrial Average" is a trademark of Dow Jones & Company, Inc. ("Dow Jones"). None of the Trust, the Fund or the Adviser is affiliated with, nor is the Trust or the Fund sponsored by, Dow Jones. Dow Jones has not participated in any way in the creation of the Trust or the Fund or in the selection of the stocks included in the Fund, nor has Dow Jones reviewed or approved any information included in this Prospectus.

stocks held by the Fund will remain the same throughout the course of a year, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. However, due to purchases and redemptions of Fund shares during the year and changes in the market value of the stock positions held by the Fund, it is likely that the weightings of the stock positions in the Fund will fluctuate throughout the course of the year.

         As the Fund's shares are sold during the year, new cash received by the Fund will first be used to the extent necessary to meet redemption requests. The balance of any such cash will be invested weekly (or more frequently as the Adviser deems necessary) in the thirty stocks selected for the Fund as of its most recent rebalancing in proportion to the current weightings of such stocks in the Fund's portfolio and without any intention to rebalance the Fund's holdings on an interim basis. To the extent redemptions exceed available cash, the Fund will generally meet redemption requests by selling stocks on a pro rata basis (subject to rounding and avoidance of odd lots), based on the current weightings of such stocks in the Fund's portfolio and without any intention to rebalance the Fund's holdings on an interim basis.

         The Adviser intends that the Fund will be at all times fully invested in the stocks that are selected using the criteria described above; but reserves the right to deviate from the investment strategy in the event of unforeseen market conditions, or to the extent necessary to comply with federal tax laws applicable to the Fund. In order to enhance its income, the Fund may lend its securities and enter into repurchase agreements. It may also seek to equitize uninvested cash through the use of options and futures strategies. See "Other Investment Techniques and Risk Factors."

         The Fund has certain fundamental investment restrictions which are described in the Statement of Additional Information. Except as specifically indicated, the Fund's investment policies and strategies described herein are not fundamental and may be changed by the Board of Trustees (the "Trustees") without the approval of shareholders. The Fund is classified as non-diversified within the meaning of the 1940 Act.

HISTORICAL PERFORMANCE INFORMATION

         The following tables compare the actual performance of the Standard & Poor's Composite Stock Price Index 500 (the "S&P 500") and the hypothetical performance of a model fund employing the same stock selection criteria as the "Dogs" of Wall Street Fund, rebalanced annually, for the historical periods indicated. The S&P 500 is used as the performance comparison because (1) it is the performance benchmark against which the Fund will be measured; and (2) it is the index most widely recognized as representative of the performance of the U.S. stock market.

         The Fund's actual performance may differ from that of the hypothetical model for the following reasons: the Fund may not be fully invested at all times; appreciation or depreciation in an individual stock's value may cause stocks held by the Fund to be weighted unequally at any particular time; cash surpluses and deficits from purchases and redemptions of Fund shares may cause the Adviser to buy and sell stocks for the Fund between annual rebalancings; the Adviser may modify slightly the Fund's investment strategy as federal tax laws require; and the returns indicated in the hypothetical model exclude commission costs, advisory fees, expenses and taxes that would be borne by the Fund.

         Because the returns for the model fund are hypothetical, they do not represent actual trading or the impact that material economic and market factors might have had on the Adviser's decision-making under actual circumstances. However, except as described above, the Adviser can presently foresee no circumstances that would cause deviation from the stock selection criteria used in managing the Fund. All returns contained in the tables below reflect reinvestment of dividends and other earnings. The hypothetical results of the strategy are based on statistical data gathered by the Adviser.

        PERFORMANCE COMPARISON OF S&P 500 AND HYPOTHETICAL RESULTS OF THE
                     STRATEGY FOR "DOGS" OF WALL STREET FUND
                      DECEMBER 31, 1988 - DECEMBER 31, 1997

         The following tables represent the hypothetical performance obtained by applying the Fund's stock selection criteria retroactively to December 31, 1987. The performance of the stock selection criteria does not represent the performance of the Fund, nor does it reflect the advisory fees, commissions, expenses or taxes which would be borne by the Fund. The Fund's performance, as well as that of the S&P 500, would be lower if such fees and expenses were deducted. Past performance of the stock selection criteria is not predictive of future performance of such criteria or of the Fund.

                                ANNUAL RESULTS
--------------------------------------------------------------------------------
                                                           "Dogs" of Wall Street
       Year ended:                S&P 500                         Strategy
--------------------------------------------------------------------------------
         12/31/88                  16.56%                           34.4%
         12/31/89                  31.62%                           32.3%
         12/31/90                  -3.10%                           -1.1%
         12/31/91                  30.40%                           39.3%
         12/31/92                   7.61%                           11.9%
         12/31/93                  10.06%                           12.7%
         12/31/94                   1.32%                           10.2%
         12/31/95                  37.55%                           36.8%
         12/31/96                  22.95%                           20.8%

         12/31/97                           33.35%                 31.2%
--------------------------------------------------------------------------------


                                SUMMARY RESULTS

--------------------------------------------------------------------------------
                                          S&P 500         "Dogs" of Wall Street
                                                                  Strategy
--------------------------------------------------------------------------------
Arithmetic average                        18.83%                   22.85%
Standard deviation of return              14.42%                   13.82%
1-yr                                      33.35%                   31.20%
3-yr compounded*                          31.14%                   29.43%
5-yr compounded*                          20.25%                   21.91%
7-yr compounded*                          19.74%                   22.74%
10-yr compounded*                         18.03%                   22.13%

*Quoted return is for the most recent period ended December 31, 1997
--------------------------------------------------------------------------------



                  OTHER INVESTMENT TECHNIQUES AND RISK FACTORS

         As described above, it is the Adviser's intention that the Fund be at all times fully invested in stocks. However, the Fund may at times invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless otherwise indicated.

         SHORT-TERM AND TEMPORARY DEFENSIVE INVESTMENTS. The Fund may invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). In addition, the Fund may invest in money market instruments pending investment in the stocks selected through its investment strategy. Money market instruments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). See the Appendix to the Statement of Additional Information for a description of securities ratings.

         REPURCHASE AGREEMENTS. Under these types of agreements, the Fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time (generally within seven days) and price. The seller must maintain appropriate collateral with the Fund's custodian (or at an appropriate sub-custodian in the case of tri- or quad-party repurchase agreements). The Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Trustees. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

         WARRANTS. The Fund may invest in warrants which are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

         LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities in amounts up to 331/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, the Fund will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. The proceeds of such loans will be invested in high-quality short-term debt securities, including repurchase agreements.

         LEVERAGE. In seeking to enhance investment performance, the Fund may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help the Fund increase the net asset value of its shares in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the net asset value of the Fund's shares would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the net asset value of the Fund's shares would be reduced due to the added expense of interest on borrowed monies. The Fund is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which the Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board. The

Fund's policies regarding the use of leverage is a fundamental policy which may not be changed without the approval of shareholders of the Fund.

         Under the 1940 Act, the value of the Fund's assets less liabilities, other than borrowings, must be at least three times all of the Fund's borrowings, including the proposed borrowing. If for any reason the value of the Fund's assets falls below the 1940 Act requirement, the Fund must within three business days reduce its borrowings to satisfy such requirement. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

         OPTIONS AND FUTURES STRATEGIES. The Fund may seek to gain exposure to equity securities through the use of options and futures strategies, including interest rate futures and stock and bond index futures (together, "Futures"); and call and put options on equity and debt securities, Futures, and stock and bond indices. The Fund will not use Futures and options on Futures for speculation. All puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will be listed on a national securities or commodities exchange or on U.S. over-the-counter markets.

         SPECIAL RISKS OF OPTIONS AND FUTURES STRATEGIES. Participation in the options or Futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, Futures contracts and options on Futures contracts include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and Futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. A transaction is "covered" when the Fund owns the security subject to the option on such security, or some other security acceptable for applicable segregation requirements. See the Statement of Additional Information for further information concerning the use of Options and Futures and the regulatory requirements relating thereto.

                             MANAGEMENT OF THE TRUST

         TRUSTEES. The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and by the Commonwealth of Massachusetts.

         THE ADVISER. The Adviser selects and manages the investments of the Fund, provides various administrative services and supervises the Fund's daily business affairs, subject to general review by the Trustees. The Adviser is an indirect wholly owned subsidiary of SunAmerica Inc., an investment-grade financial services company which, as of February 28, 1998, held more than $54 billion in assets. SunAmerica Inc.'s principal executive offices are located at 1 SunAmerica Center, Los Angeles, CA 90067-6022. In addition to managing the Trust and serving as adviser and manager to the other investment series of the Trust, the Adviser serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, Style Select Series, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. The Adviser managed, advised and/or administered assets of approximately $14 billion as of February 28, 1998 for investment companies, individuals, pension accounts, and corporate and trust accounts.

         Pursuant to the Investment Advisory and Management Agreement entered into between the Adviser and the Trust, on behalf of the Fund, the Fund pays the Adviser a fee, payable monthly, computed daily at the annual rate of .35% of the Fund's average daily net assets, for the services performed, on behalf of the Fund and the facilities furnished by the Adviser.

     The Adviser's Domestic Equity Team is responsible for managing the Fund. The Team is composed of eight investment professionals and traders. Francis D. Gannon has supervisory responsibility for the Fund. He joined the Adviser as an equity analyst in 1993 and holds a B.A. in English and Economics and a M.A. in English from Boston College.

         THE DISTRIBUTOR. SunAmerica Capital Services, Inc. (the "Distributor"), an indirect wholly owned subsidiary of SunAmerica, acts as distributor of the shares of the Fund pursuant to the Distribution Agreement between the Distributor and the Trust on behalf of the Fund. The Distributor receives all initial and deferred sales charges in connection with the sale of Fund shares, all or a portion of which it may reallow to other broker-dealers. The Distributor and other broker-dealers pay commissions to salespersons, as well as the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred by them in connection with their distribution of Fund shares.

         The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of the Fund. Such compensation may include (i) full re-allowance of the front-end sales charge on Class A and Class II shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund (and/or other series of the Trust), and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant amount of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by the laws of any state or any self-regulatory agency, such as, for example, the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

         Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of the Adviser based upon the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services to investment companies of the type contemplated by the Distribution Plans (as described below). The Trustees will consider appropriate modifications to the operations of the Fund, including discontinuance of payments under the Distribution Plans to banks and other depository institutions, in the event such institutions can no longer provide the services called for under their agreements. Banks and other financial services firms may be subject to various state laws regarding services described, and may be required to register as dealers pursuant to state law.

         DISTRIBUTION PLANS. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Trustees have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan," and the "Class II Plan," and collectively as the "Distribution Plans." In adopting each Distribution Plan, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of each respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

         The Distribution Plans provide that each class of shares of the Fund may pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in the Fund by their customers. Under the Class B and Class II Plans, the Distributor also may receive payments from the Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class

II shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under one or more of the Distribution Plans may exceed the Distributor's distribution costs as described above.

         THE ADMINISTRATOR. The Trust has entered into a Service Agreement under the terms of which SunAmerica Fund Services, Inc. ("SAFS" or the "Administrator"), an indirect wholly owned subsidiary of SunAmerica, assists the Transfer Agent in providing shareholder services. Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, accrued daily and payable monthly, at an annual rate of 0.22% of average daily net assets. See the Statement of Additional Information for more information.

                               PURCHASE OF SHARES

         GENERAL. Shares of the Fund are sold at the net asset value next calculated after receipt of a purchase order, plus a sales charge, which, at the election of the investor, either (i) may be imposed at the time of purchase (Class A shares), (ii) may be imposed on a deferred basis (Class B shares and certain Class A shares) or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares).

         The minimum initial investment in the Fund is $500 and the minimum subsequent investment is $100. However, for (i) wrap or certain other advisory accounts for the benefit of clients of broker-dealers, financial institutions, registered investment advisers or financial planners adhering to certain standards established by the Distributor, and (ii) Individual Retirement Accounts ("IRAs"), Keogh Plan accounts and accounts for other qualified plans, the minimum initial investment is $250 and the minimum subsequent investment is $25. The decision as to which class is most beneficial to an investor depends on the amount and intended length of the investment. Investors should consult their financial adviser for help in determining which class of shares is most appropriate for them.

         Generally, investors making large investments, qualifying for a reduced initial sales charge, might consider Class A shares because there is a lower distribution fee than Class B and Class II shares. Investors who purchase $1,000,000 or more of shares of the Fund should only purchase Class A shares. Investors making small investments might consider Class B because 100% of the purchase price is invested immediately. Similarly, such an investor with a shorter investment horizon may wish to consider Class II. Dealers may receive different levels of compensation depending on which class of shares they sell. Investors should consider the CDSC period and any conversion rights in the context of their investment time frame. For example, while Class II shares have a shorter CDSC period than Class B shares, Class II shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee.

         Upon making an investment in shares of the Fund, an open account will be established under which shares of the applicable Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by State Street Bank and Trust Company ("State Street") and its affiliate, National Financial Data Services ("NFDS") (collectively, the "Transfer Agent"). Shareholders will not be issued certificates for their shares unless they specifically so request in writing but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         CLASS A SHARES. Class A shares are offered at net asset value plus an initial sales charge, which varies with the size of the purchase as follows:


                                                       Sales Charge                                 Concession of Dealers
                                      ------------------------------------------------------        ---------------------
                                                                        % of Net Amount
       Size of Purchase               % of Offering Price                  Invested                   % of Offering Price
       ----------------               -------------------            ----------------------           -------------------
Less than $50,000..............              5.75%                           6.10%                           5.00%
$50,000 but less than
$100,000.......................              4.75%                           4.99%                           4.00%
$100,000 but less than
$250,000 ......................              3.75%                           3.90%                           3.00%
$250,000 but less than
$500,000                                     3.00%                           3.09%                           2.25%
$500,000 but less than
$1,000,000 ....................              2.10%                           2.15%                           1.35%
$1,000,000 or more . .                       None                            None                          see below

         No sales charge is payable at the time of purchase on investments of $1 million or more. In addition, subject to the conditions listed below, shares may be purchased at net asset value, without payment of a sales charge, by employee benefit plans qualified under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or employee benefit plans created pursuant to
Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the investment portfolios of the Trust (or in combination with the shares of other funds in the SunAmerica

Mutual Funds, which consist of the SunAmerica Equity Funds, SunAmerica Income Funds, Style Select Series and SunAmerica Money Market Funds) is at least $1,000,000, (b) the sponsor signs a $1,000,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of 1.00% of the amount invested. Redemptions of such shares within the twelve months following their purchase will be subject to a CDSC at the rate of 1.00% of the lesser of the net asset value of the shares being redeemed (exclusive of reinvested dividends and distributions) or the total cost of such shares. This CDSC is paid to the Distributor. Redemptions of such shares held longer than twelve months would not be subject to a CDSC. However, one-half of the commission paid with respect to such a purchase is subject to forfeiture by the dealer in the event the redemption occurs during the second year from the date of purchase. In determining whether a deferred sales charge is payable, it is assumed that shares purchased with reinvested dividends and distributions and then other shares held the longest are redeemed first.

         To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by wrap or certain other advisory accounts for the benefit of clients of broker-dealers, financial institutions, registered investment advisers or financial planners adhering to certain standards established by the Distributor. Shares purchased under this waiver are subject to certain limitations described in the Statement of Additional Information. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting Shareholder/Dealer Services at (800) 858-8850.

         There are certain special purchase plans for Class A shares which can reduce the amount of the initial sales charge to investors in the Fund. For more information about "Combined Purchase Privilege," "Rights of Accumulation," the "Letter of Intent," "Reduced Sales Charges for Group Purchases" and the "Net Asset Value Transfer Program," see the Statement of Additional Information.

         CLASS B SHARES. Class B shares are offered at net asset value. Certain redemptions of Class B shares within the first six years of the date of purchase are subject to a CDSC. The charge is assessed on an amount equal to the lesser of the then-current market value or the purchase price of the shares being redeemed. No charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining whether a CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares of a class other than Class B that are not themselves subject to a CDSC, second of any shares in the shareholder's Fund account that are not subject to a CDSC (i.e., shares representing reinvested dividends and distributions), third of shares held for more than six years and fourth of shares held the longest during the six-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value of the shares being redeemed since the time of purchase of such redeemed shares. The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC.


                                                                           Contingent Deferred Sales Charge as a
                     Year Since Purchase                                    Percentage of Dollars Invested or
                      Payment Was Made                                              Redemption Proceeds
                      ----------------                                     -------------------------------------

First....................................................................                   5%
Second................................................................                      5%
Third...................................................................                    4%
Fourth.................................................................                     3%
Fifth....................................................................                   2%
Sixth...................................................................                    1%
Seventh and thereafter........................................                              0%

         CONVERSION FEATURE-CLASS B SHARES. Class B shares (including a pro-rata portion of the Class B shares purchased through the reinvestment of dividends and distributions) will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares. Subsequent to the conversion of a Class B share to a Class A share, such share will no longer be subject to the higher distribution fee of Class B shares. Such conversion will be on the basis of the relative net asset values of Class B shares and Class A shares, without the imposition of any sales load, fee or charge.

     CLASS II SHARES. Class II shares are offered at net asset value plus an initial sales charge as follows:

                                       Sales Charge             Concession of Dealers
     ----------------------------------------------------       ---------------------
                                           % of Net
      % of Offering Price               Amount Invested               % of Offering Price
      -------------------               ---------------               -------------------
             1.00%                         1.01% %                         1.00%

Certain redemptions of Class II shares within the first year of the date of purchase are subject to a CDSC of 1%. The method for calculating any such CDSC will be the same method used for calculating the CDSC for Class B shares. See "Class B Shares" above.

         WAIVER OF CDSC. The CDSC applicable to Class B and Class II shares will be waived, subject to certain conditions, in connection with redemptions which are (a) requested within one year of the death of the shareholder of an individual account or a joint tenant where the surviving joint tenant is the deceased's spouse; (b) requested within one year after the shareholder of an individual account or of a joint tenant on a spousal joint tenant account becomes disabled; or the initial determination of disability of a shareholder,
(c) taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which the Adviser serves as fiduciary (e.g., prepares all necessary tax reporting documents); provided that, in the case of a taxable distribution, the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made;
(d) made pursuant to a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Plan is established, provided, however, that all dividends and capital gains distributions are reinvested in Fund shares; and (e) made of shares in accounts consisting of assets which were originally individually managed by the Adviser and had paid an investment advisory fee to the Adviser. See the Statement of Additional Information for further information concerning conditions with respect to (a) and (b) above. For information on the waiver of the CDSC contact Shareholder/Dealer services at (800)858-8850.

         OTHER CDSC INFORMATION. For Federal income tax purposes, the amount of the CDSC will reduce the amount realized on the redemption of shares, concomitantly reducing gain or increasing loss. For information on the imposition and waiver of the CDSC contact Shareholder/Dealer Services at (800) 858-8850.

         ADDITIONAL PURCHASE INFORMATION. All purchases are confirmed to each shareholder. The Trust and the Distributor reserve the right to reject any purchase order and may at any time discontinue the sale of any class of shares of any Fund.

         Shares of the Fund may be purchased through the Distributor or SAFS, by check or federal funds wire.

         Shareholders who have met the minimum initial investment of the Fund may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

         Checks should be made payable to the "'Dogs' of Wall Street Fund" or to "SunAmerica Funds." If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please indicate on the check that payment is for such an account. Payments to open new accounts should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement.

         Shares will be priced at the net asset value next determined after the order is placed with the Distributor or SAFS. See "Additional Information Regarding Purchase of Shares" in the Statement of Additional Information for more information regarding these services and the procedures involved and when orders are deemed to be placed.

         Investors may purchase Class A shares of the Fund at net asset value to the extent that the investment represents the proceeds from a redemption of shares of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to or paid a CDSC on the redemption proceeds. See "Net Asset Value Transfer Program" in the Statement of Additional Information for more details regarding this privilege.

                              REDEMPTION OF SHARES

         Shares of the Fund may be redeemed at any time at their net asset value next determined, less any applicable CDSC, after receipt by the Fund of a redemption request in proper form. Any capital gain or loss realized by a shareholder upon any redemption of shares must be recognized for federal income tax purposes. See "Dividends, Distributions and Taxes."

         GENERAL. Normally payment is made by check mailed on the next business day for shares redeemed, but in any event, payment is made by check mailed within seven days after receipt by the Transfer Agent of share certificates or of a redemption request, or both, in proper form. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by the federal securities laws. In order to discourage market timers and other short-term investors whose redemption activity could disrupt the orderly management of the Fund and adversely affect other shareholders, the Fund will impose a redemption fee equal to 1.5% of redemption proceeds on all redemptions of shares within 90 days of purchase. The fee is payable to the Fund and not the Distributor.

         REGULAR REDEMPTION. Shareholders may redeem their shares by sending a written request to SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. Requests for redemption of shares with a value of less than $100,000 will be made by check made payable to the shareholder(s) and mailed to the address of record. All written requests for redemption of shares with a value of $100,000 or more, or those mailed to an address other than the address of record, must be endorsed by the shareholder(s) with signature(s) guaranteed by an "eligible guarantor institution" which includes: banks, brokers, dealers, credit unions, securities and exchange associations, clearing agencies and savings associations. Guarantees must be signed by an authorized signatory of the eligible guarantor and the words "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries will not be accepted. SAFS may request further documentation from corporations, executors, administrators, trustees or guardians.

         REPURCHASE THROUGH THE DISTRIBUTOR. The Distributor is authorized, as agent for the Fund, to offer to repurchase shares which are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time, as described below.

         TELEPHONE REDEMPTION. The Trust accepts telephone requests for redemption of shares with a value of less than $100,000. The proceeds of a telephone redemption may be sent by check payable to the shareholder(s) and mailed to the address of record, or by wire to the shareholder's bank account as set forth in the New Account Application Form or in a subsequent written authorization. Shareholders utilizing the redemption through the electronic funds transfer method will incur a $15.00 transaction fee. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Failure to do so may result in liability to the Trust for losses incurred due to unauthorized or fraudulent telephone instructions. Such procedures include, but are not limited to, requiring some form of personal identification prior to acting upon instructions received by telephone and/or tape recording of telephone instructions.

         A shareholder making a telephone redemption should call Shareholder/Dealer Services at (800) 858-8850, and state (i) the name of the shareholder(s) appearing on the Trust's records, (ii) his or her account number with the Trust, (iii) the name of the Fund, (iv) the amount to be redeemed, and (v) the name of the person(s) requesting the redemption. The Trust reserves the right to terminate or modify the telephone redemption service at any time.

         SYSTEMATIC WITHDRAWAL PLAN. Shareholders who have invested at least $5,000 in the Fund may provide for the periodic payment from the account pursuant to the Systematic Withdrawal Plan. Payment may be made by check or by electronic funds transfer through the Automated Clearing House. At the shareholder's election, such payment may be made directly to the shareholder or to a third party on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $50. Maintenance of a withdrawal plan concurrently with purchases of additional shares may be disadvantageous to a shareholder because of the sales charge applicable to such purchases. Shareholders who have been issued share certificates will not be eligible to participate in the Systematic Withdrawal Plan and will have to comply with certain additional procedures in order to redeem shares. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         OTHER REDEMPTION INFORMATION. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

         Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem, on at least 60 days' written notice and without shareholder consent, any account that has a net asset value of less than $500 ($250 for retirement plan accounts), as of the close of business on the day preceding such notice, unless such shareholder increases the account balance to at least $500 during such 60-day period. In the alternative, the Fund may impose a $2.00 monthly charge on accounts below the minimum account size.

         If a shareholder redeems shares of any class of the Fund and then within one year from the date of redemption decides the shares should not have been redeemed, the shareholder may use all or any part of the redemption proceeds to reinstate, free of sales charges (Class A and Class II shares) and with the crediting of any CDSC paid with respect to such reinstated shares at the time of redemption (Class B and Class II shares), all or any part of the redemption proceeds in shares of the Fund at the then-current net asset value. Reinstatement may affect the tax status of the prior redemption.

                               EXCHANGE PRIVILEGE

         GENERAL. Shareholders of the Fund may exchange their shares for the same class of shares of any other investment portfolio of the Trust or other funds in the SunAmerica Family of Mutual Funds that offer such class at the respective net asset value per share. In addition, Class II shares of the Fund can be exchanged for Class C shares of any other investment portfolio of the Trust or other funds in the SunAmerica Family of Mutual Funds. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can only be effected if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         If a shareholder acquires Class A shares through an exchange from another SunAmerica fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

         A shareholder who acquires Class B or Class II shares through an exchange from another SunAmerica fund will retain liability for any deferred sales charge which is outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B to Class A shares. In the event that any Class B shares exchanged for Class B shares of the Fund have a lower CDSC schedule, the lower schedule will apply upon redemption of such shares from the Fund.

         RESTRICTIONS ON EXCHANGES. Because excessive trading (including short-term "market timing" trading) can hurt the Fund's performance, the Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of the Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

         In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

         Finally, as indicated under "Purchase of Shares," the Fund and Distributor reserve the right to refuse any order for the purchase of shares.

                 PORTFOLIO TRANSACTIONS, BROKERAGE AND TURNOVER

         The Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an underwriter's concession or discount. On occasion, certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         As a general matter, the Adviser selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Adviser may select broker-dealers which provide it with research services and may cause the Fund to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements may take into account the distribution of Fund shares by broker-dealers, subject to best price and execution. The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

         The Fund has no limitation regarding its policy with respect to portfolio turnover. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities, excluding short-term securities, by the average monthly value of the Fund's long-term portfolio securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. The Fund anticipates that its portfolio turnover rate will be less than 100%.

                        DETERMINATION OF NET ASSET VALUE

         The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 P.M., Eastern time). The Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of each class. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at fair value following procedures approved by the Trustees.

                                PERFORMANCE DATA

         The Fund may advertise performance data that reflect its total investment return. A brief summary of the computations is provided below and a detailed discussion is in the Statement of Additional Information. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance.

         Total return performance data may be advertised by the Fund. The average annual total return may be calculated for one-, five- and ten-year periods or for the lesser period since inception. These performance data represent the average annual percentage changes of a hypothetical $1,000 investment and assumes the reinvestment of all dividends and distributions and includes sales charges and recurring fees that are charged to shareholder accounts. The Fund's advertisements may also reflect total return performance data calculated by means of cumulative, aggregate, average, year-to-date, or other total return figures. Further, the Fund may advertise total return performance for periods of time in addition to those noted above.

         Although expenses for Class B and Class II shares may be higher than those for Class A shares, the performance of Class B and Class II shares may be higher than the performance of Class A shares after giving effect to the impact of the sales charges and 12b-1 fees applicable to each class of shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income, if any, and the excess of net realized long-term capital gains over net capital losses ("capital gain distributions"), if any, will be distributed to the shareholders at least annually. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January which were declared in the previous calendar quarter will be treated as paid in December of the previous year. With respect to capital gain distributions, the Fund's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward. Dividends and distributions are paid in additional shares based on the next determined net asset value, unless the shareholder elects in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash.

         In addition to having the dividends and distributions of the Fund reinvested in shares of such Fund, a shareholder may, if he or she so elects on the New Account Application Form, have dividends and distributions invested in the same class of shares of any other the Adviser Mutual Fund at the then-current net asset value of such Fund(s).

         TAXES. The Fund intends to qualify and elect to be taxed as a regulated investment company under the Code. While so qualified, the Trust and the Fund will not be subject to U.S. Federal income tax on the portion of its investment company taxable income and net capital gains distributed to its shareholders.

         For Federal income tax purposes, dividends of net investment income and distributions of any net realized short-term capital gain, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as ordinary income. Distributions made from the Fund's net capital gains (including gains from certain transactions in futures and options) are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation created several categories of capital gains. To the extent the Fund's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of such Fund will be eligible for the 70% dividends received deduction.

         Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

         No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

         A shareholder who holds shares as a capital asset (i.e., generally, for investment) generally will recognize a capital gain or loss upon the sale or exchange of such shares. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, capital gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and capital gain taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be a long-term capital loss if such shares were held for more than one year. However, any loss realized by a shareholder who held shares for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         If a shareholder exercises the exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the fund reduces any charges the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. See "Exchange Privilege."

         A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains, distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

         Statements as to the tax status of distributions to shareholders of the Fund will be mailed annually. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state or local taxes. Foreign shareholders are also urged to consult their own tax advisors regarding the foreign tax consequences of ownership of interests in the Fund. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

                               GENERAL INFORMATION

         REPORTS TO SHAREHOLDERS. The Trust sends to its shareholders audited annual and unaudited semi-annual reports for the Fund. The financial statements appearing in annual reports are audited by independent accountants. In addition, the Transfer Agent sends to each shareholder having an account directly with the Trust a statement confirming transactions in the account.

         ORGANIZATION. The Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on June 18, 1986, is an open-end diversified management company, commonly referred to as a mutual fund. The Trust consists of six investment series, including the Fund. The other five series, which are not being offered pursuant to this Prospectus, are: the SunAmerica Balanced Assets Fund, the SunAmerica Blue Chip Growth Fund, the SunAmerica Growth and Income Fund, the SunAmerica Mid-Cap Growth Fund and the SunAmerica Small Company Growth Fund. Information relating to these five series is set forth in a prospectus dated January 28, 1998, as amended June 1, 1998, and is available without charge by calling the Trust at (800) 858-8850. The Trustees have the authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.01 per share, of the Trust, and to divide each such series into one or more classes of shares.

         The Trust does not hold annual shareholder meetings. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of the Fund has equal voting rights on each matter pertaining to that Fund or matters to be voted upon by the Trust, except as noted above. Each share of the Fund is entitled to participate equally with the other shares of that Fund in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses borne by the classes, such dividends and proceeds are likely to be lower for Class B and Class II shares than for Class A shares. See the Statement of Additional Information for more information with respect to the distinctions among classes.

         Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable, as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

     INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. Price Waterhouse LLP has been selected as independent accountants for the Fund. The firm of Shereff, Friedman, Hoffman & Goodman, LLP has been selected as legal counsel for the Fund.

     YEAR 2000 COMPLIANCE. Many services provided to the Fund and its shareholders by the Adviser, Distributor and Administrator rely on the smooth functioning of their computer and computer-based systems as well as those of their outside service providers. Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way systems encode and calculate dates. This Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. The Adviser, Distributor and Administrator recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation of year 2000. The Adviser, Distributor and Administrator fully anticipate that their systems and those of their outside service providers will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace systems that are not Year 2000 compliant, and have obtained similar representations from their outside service providers. The Adviser, Distributor and Administrator expect to significantly complete their plan by the end of the 1998 calendar year, and perform appropriate systems testing during the 1999 calendar year.

     SHAREHOLDER INQUIRIES. All inquiries regarding the Fund or Trust should be directed to the Trust at the telephone number or address on the cover page of this Prospectus. For questions concerning share ownership, dividends, transfer of ownership or share redemption, contact SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or call Shareholder/Dealer Services at (800) 858-8850.

         No person is authorized to give any information or to make any representations, other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Adviser or the Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such offer to sell or solicitation of an offer to buy may not lawfully be made.

                            SUNAMERICA EQUITY FUNDS
                           "DOGS" OF WALL STREET FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED JUNE 1, 1998

The SunAmerica Center                         General Marketing and
733 Third Avenue                              Shareholder Information
New York, NY  10017-3204                      (800) 858-8850

     "Dogs" of Wall Street Fund (the "Fund") is a separate investment portfolio of SunAmerica Equity Funds (the "Trust"), a Massachusetts business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is advised and managed by SunAmerica Asset Management Corp. (the "Adviser").

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated June 1, 1998. To obtain a Prospectus, please call the Trust at (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
HISTORY OF THE TRUST............................................B-2
INVESTMENT OBJECTIVE AND POLICIES...............................B-2
INVESTMENT RESTRICTIONS........................................B-16
TRUSTEES AND OFFICERS..........................................B-17
ADVISER, PERSONAL TRADING, DISTRIBUTOR AND
ADMINISTRATOR..................................................B-22
PORTFOLIO TRANSACTIONS AND BROKERAGE...........................B-26
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES............B-27
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES..........B-33
DETERMINATION OF NET ASSET VALUE...............................B-33
PERFORMANCE DATA...............................................B-34
DIVIDENDS, DISTRIBUTIONS AND TAXES.............................B-38
RETIREMENT PLANS...............................................B-41
DESCRIPTION OF SHARES..........................................B-42
ADDITIONAL INFORMATION.........................................B-44
APPENDIX.................................................APPENDIX-1


     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.


                              HISTORY OF THE TRUST

     On September 24, 1993, the Trust reorganized with certain funds in the SunAmerica Family of Mutual Funds (the "Reorganization") and was renamed "SunAmerica Equity Funds." On March __, 1998, the Trustees approved the creation of the "Dogs" of Wall Street Fund, one of the six separate investment portfolios of the Trust (collectively the "Funds").

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund, certain types of securities in which the Fund may invest and certain investment practices which the Fund may employ, are described in the Prospectus and are discussed more fully below.

     CORPORATE TRANSACTIONS INVOLVING PORTFOLIO COMPANIES. The Fund will employ a buy and hold strategy over the course of each year, which ignores market timing and rejects active management. The Adviser anticipates that the thirty stocks held by the Fund will remain the same throughout the course of a year, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in the Fund's portfolio, the Fund generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a stock held in the Fund's portfolio is automatically exchanged for a stock of another company, the Fund will hold the newly acquired stock until such time as the Fund's entire portfolio is rebalanced; however, the Fund would not add to this position when it invests new cash flow. In the event that the Fund were to receive cash in exchange for its entire position in an issuer upon a corporate event, the Fund would not replace the issuer in its portfolio, but would hold only 29 stocks for the balance of the calendar year.

     DIVERSIFICATION. The Fund is classified as "non-diversified" for purposes of the 1940 Act, which means that the Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because the Fund invests in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

     The Fund intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of the Fund's strategy would result in a violation of these requirements of the Code, the Fund would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

     ILLIQUID SECURITIES. No more than 15% of the value of the Fund's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements which have a maturity of longer than seven days, [INTEREST-RATE SWAPS, CURRENCY SWAPS, CAPS, FLOORS AND COLLARS,] or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Fund will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market may be deemed to be liquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Commercial paper issues in which the Fund's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Fund's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. Whenever the Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Trustees have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor the Fund's use of repurchase agreements. The Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will maintain a segregated account of cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

     SHORT-TERM AND TEMPORARY DEFENSIVE INSTRUMENTS. In addition to its primary investments, the Fund may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). In addition, the Fund may invest in money market instruments pending investment in the stocks selected through its investment strategy. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

     Subject to the limitations described above, the following is a description of the types of money market and fixed-income securities in which the Fund may invest:

     U.S. Government Securities: The Fund may invest in securities issued or guaranteed by the U.S. government, which include the following: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and
(2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration debentures). For those securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

     The Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.

     Commercial Paper: Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. The Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Fund will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1 billion or more).

     Certificates of Deposit and Bankers' Acceptances: Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

     The Fund will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

     Repurchase Agreements: See the section entitled "Repurchase Agreements" above.

     WARRANTS. The Fund may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.

     WHEN ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists; but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally with two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. The Fund will maintain a segregated account, consisting of cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, the Fund will either segregate the securities sold or liquid assets of a comparable value.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligations. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund.

     When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

     LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, the Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that the Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

     OPTIONS AND FUTURES STRATEGIES. The Fund may seek to gain exposure to equity securities [and enhance income] through the use of the following options and futures strategies. [The Fund may write (i.e., sell) call options ("calls") on securities that are traded on U.S. and over-the-counter markets [to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions.] After any such sale up to 100% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.]

     [In addition, the Fund could experience capital losses which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.]

     The Fund may also use interest rate futures contracts, and stock and bond index futures contracts (together, "Futures"); and call and put options on equity and debt securities, Futures and stock and bond indices (all the foregoing referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect the Fund's unrealized gains in the value of its equity and debt securities which have appreciated; (iii) facilitate selling securities for investment reasons; or
(iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. Additional information about the Hedging Instruments the Fund may use is provided below.

     OPTIONS

     OPTIONS ON SECURITIES. As noted above, the Fund may write and purchase call and put options on equity [and debt] securities.

     When the Fund writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received. If the Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

     Buying a put on an investment the Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. The Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     OPTIONS ON SECURITIES INDICES. As noted above, the Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When the Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

     FUTURES AND OPTIONS ON FUTURES

     FUTURES. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     [Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.
If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market.]

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     OPTIONS ON FUTURES. As noted above, the Fund may purchase and write options on [interest rate futures contracts and] stock and bond index futures contracts. (Unless otherwise specified, options on [interest rate futures contracts and options on] stock and bond index futures contracts are collectively referred to as "Options on Futures.")

     The writing of the call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

     ADDITIONAL INFORMATION ABOUT OPTIONS AND FUTURES AND THEIR USE

     The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction.

     An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objectives, legally permissible and adequately disclosed.

     REGULATORY ASPECTS OF OPTIONS AND FUTURES

     The Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. The Fund intends to engage in Futures transactions and options thereon only for hedging purposes, margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when the Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     POSSIBLE RISK FACTORS IN OPTIONS AND FUTURE STRATEGIES

     In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

     LEVERAGE. In seeking to enhance investment performance, the Fund may increase its ownership of securities by borrowing from banks at fixed rates of interest and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks and pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. The Fund's policy regarding use of leverage is a fundamental policy which may not be changed without approval of the shareholders of the Fund.



                            INVESTMENT RESTRICTIONS

     The Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the outstanding voting securities" of the Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions, the Fund may not:

(1) Purchase securities on margin, borrow money or pledge their assets, except that the Fund may borrow money to purchase securities as set forth in the Prospectus and Statement of Additional Information and the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. Further, to the extent that an investment technique engaged in by the Fund required pledging of assets, the Fund may pledge assets in connection with such transactions. For purposes of this restriction and restriction (7) below, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and Statement of Additional Information are not deemed to constitute a pledge or loan of assets.

(2) Invest more than 25% of the Fund's assets in the securities of issuers engaged in the same industry except that the Fund may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investment would be selected according to its stock selection criteria.

(3) Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that the Fund may (a) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and Statement of Additional Information, under policies developed by the Trustees and (b) purchase and sell marketable securities which are secured by real estate and marketable securities of companies which invest or deal in real estate.

(4) Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain Federal securities laws.

(5) Make loans, except through (i) repurchase agreements, (ii) loans of portfolio securities, or (iii) the purchase of portfolio securities consistent with the Fund's investment objective and policies, as described in the Prospectus.

(6) Make short sales of securities or maintain a short position, except that the Fund may effect short sales against the box.

(7) Issue senior securities as defined in the 1940 Act, except that the Fund may enter into repurchase agreements, lend its portfolio securities and borrow money from banks, as described in restriction (1).

     The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The Fund may not:

(1) Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of the Fund's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

(2) Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

                             TRUSTEES AND OFFICERS

     The following table lists the Trustees and executive officers of the Trust, their ages, business addresses, and principal occupations during the past five years. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money

Market Funds, Inc. and Style Select Series, Inc. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act.

                                                              Principal Occupations
Name, Age and Address       Position with the Fund            During Past 5 Years
---------------------       ----------------------            -------------------
----------------------------------------------------------------------------------------------
S. James Coppersmith, 64    Trustee                 Director/Trustee of the Boston Stock
Emerson College                                     Exchange, Uno Restaurant Corp.,
100 Beacon Street                                   Waban Corp., Kushner-Locke Co.,
Boston, MA 02116                                    Chyron Inc.; Chairman of the Board of
                                                    Emerson College; formerly, President
                                                    and General Manager, WCVB-TV, a
                                                    division of the Hearst Corp. from 1982
                                                    to 1994 (retired); Director/Trustee of
                                                    SAMF and Anchor Series Trust
                                                    ("AST").
----------------------------------------------------------------------------------------------
Samuel M. Eisenstat, 57     Chairman of the         Attorney in private practice; President
430 East 86/th/ Street      Board                   and Chief Executive Officer, Abjac
New York, NY 10028                                  Energy Corporation; Director/Trustee
                                                    of Atlantic Realty Trust, UMB Bank
                                                    and Trust (a subsidiary of United
                                                    Mizrachi Bank), North European
                                                    Royalty Trust, Volt Information
                                                    Sciences Funding, Inc. (a subsidiary of
                                                    Volt Information Sciences, Inc.) and
                                                    Venture Partners International (an
                                                    Israeli venture capital fund); Chairman
                                                    of the Boards of Directors/ Trustees of
                                                    SAMF and AST.
----------------------------------------------------------------------------------------------
Stephen J. Gutman, 54       Trustee                 Partner and Chief Operating Officer of
515 East 79/th/ Street                              B.B. Associates LLC (menswear
New York, NY 10021                                  specialty retailing and other activities)
                                                    since May 1989; Director/Trustee of
                                                    SAMF and AST.
----------------------------------------------------------------------------------------------

Peter Harbeck*, 44          Trustee and President   Director and President, SunAmerica
The SunAmerica Center                               Asset Management Corp.
733 Third Avenue                                    ("SAAMCo"); Director, SunAmerica
New York, NY 10017-3204                             Capital Services, Inc. ("SACS"), since
                                                    February 1993; Director and President,
                                                    SunAmerica Fund Services,
                                                    Inc.("SAFS"), since May 1988;
                                                    President, SAMF and AST; Executive
                                                    Vice President and Chief Operating
                                                    Officer, SAAMCo, from May 1988 to
                                                    August 1995; Executive Vice
                                                    President, SACS, from November
                                                    1991 to August 1995; Director,
                                                    Resources Trust Company.
----------------------------------------------------------------------------------------------
Peter McMillan III*, 39     Trustee                 Executive Vice President and Chief
1 SunAmerica Center                                 Investment Officer, SunAmerica
Los Angeles, CA 90067                               Investments, Inc., since August 1989;
                                                    Director/Trustee of SAMF; Director,
                                                    Resources Trust Company.
----------------------------------------------------------------------------------------------
Sebastiano Sterpa, 68       Trustee                 Founder of Sterpa Realty Inc., a full
Suite 200                                           service real estate firm, since 1962;
200 West Glenoaks Blvd.                             Chairman of the Sterpa Group, real
Glendale, CA  91202                                 estate investments and management
                                                    company, since 1962; Director/ Trustee
                                                    of SAMF.
----------------------------------------------------------------------------------------------
Francis D. Gannon, 30       Vice President          Vice President and Portfolio Manager,
The SunAmerica Center                               SAAMCo, since May 1997; Co-
733 Third Avenue                                    Portfolio Manager, from November
New York, NY 10017-3204                             1996 to May 1997; previously,
                                                    Assistant Vice President and Equity
                                                    Analyst, from 1993 to 1997.
----------------------------------------------------------------------------------------------
Nancy Kelly, 46             Vice President          Vice President and Head Trader,
The SunAmerica Center                               SAAMCo, since 1994; formerly, Vice
733 Third Avenue                                    President, Whitehorne & Co. Ltd.,
New York, NY 10017-3204                             from 1991 to 1994; Sales Trader,
                                                    Lynch Jones & Ryan, from 1992 to
                                                    1994.
----------------------------------------------------------------------------------------------

Peter C. Sutton, 33         Treasurer               Senior Vice President, SAAMCo, since
The SunAmerica Center                               April 1997; Treasurer, SAMF and
733 Third Avenue                                    AST, since February 1996; Vice
New York, NY 10017-3204                             President, SunAmerica Series Trust
                                                    and Anchor Pathway Fund, since
                                                    October 1994; Vice President, Seasons
                                                    Series Trust, since April 1997;
                                                    formerly, Vice President, SAAMCo,
                                                    from 1994 to 1997; Controller, SAMF
                                                    and AST, from March 1993 to
                                                    February 1996; Assistant Controller,
                                                    SAMF, from 1990 to 1993.
----------------------------------------------------------------------------------------------
Robert M. Zakem, 40         Secretary and Chief     Senior Vice President and General
The SunAmerica Center       Compliance Officer      Counsel, SAAMCo, since April 1993;
733 Third Avenue                                    Executive Vice President, General
New York, NY 10017-3204                             Counsel and Director, SACS, since
                                                    February 1993; Vice President,
                                                    General Counsel and Assistant
                                                    Secretary, SAFS, since January 1994;
                                                    Vice President, SunAmerica Series
                                                    Trust, Anchor Pathway and Seasons
                                                    Series Trust; Assistant Secretary,
                                                    SunAmerica Series Trust and Anchor
                                                    Pathway Fund, since September 1993;
                                                    Assistant Secretary, Seasons Series
                                                    Trust, since April 1997; formerly, Vice
                                                    President and Associate General
                                                    Counsel, SAAMCo, from March 1992
                                                    to April 1993.
----------------------------------------------------------------------------------------------

  Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser, and distributed by SunAmerica Capital Services, Inc. ("SACS" or the "Distributor") and other affiliates of SunAmerica Inc.

  The Trust pays each Trustee who is not an interested person of the Trust or the Adviser (each a "disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of an aggregate of $40,000 in annual compensation for acting as director or trustee to the SunAmerica Mutual Funds and AST. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as

Chairman of the Boards of the retail funds in the SunAmerica Mutual Funds. Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Fund.

  In addition, each disinterested Trustee also serves on the Audit Committee of the Board of Trustees. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of the SunAmerica Mutual Funds and AST. With respect to the Trust, each member of the committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Trust also has a Nominating Committee, comprised solely of disinterested Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. Members of the Nominating Committee serve without compensation.

  The Trustees (and Directors) of the SunAmerica Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the disinterested Trustees. The Retirement Plan provides generally that if a disinterested Trustee who has at least 10 years of consecutive service as a disinterested Trustee of any of the SunAmerica Mutual Funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

  As of February 28, 1998, the Trustees and officers of the Trust owned in the aggregate, less than 1% of the Trust's total outstanding shares.

  The following table sets forth information summarizing the compensation of each disinterested Trustee for his services as Trustee for the fiscal year ended September 30, 1997. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

COMPENSATION TABLE

                                                                           TOTAL
                                          PENSION OR                       COMPENSATION
                         AGGREGATE        RETIREMENT        ESTIMATED      FROM REGISTRANT
                         COMPENSATION     BENEFITS ACCRUED  ANNUAL         AND FUND
TRUSTEE                  FROM             AS PART OF FUND   BENEFITS UPON  COMPLEX PAID TO
                         REGISTRANT       EXPENSES*         RETIREMENT     TRUSTEES*
------------------------------------------------------------------------------------------
S. James Coppersmith          $15,420            $37,556         $29,670         $  65,000
------------------------------------------------------------------------------------------
Samuel M. Eisenstat           $16,139            $33,061         $46,089         $  69,000
------------------------------------------------------------------------------------------
Stephen J. Gutman             $15,420            $34,187         $60,912         $  65,000
------------------------------------------------------------------------------------------
Sebastiano Sterpa             $15,577            $23,021         $ 7,900         $43,333**
------------------------------------------------------------------------------------------

*  Information is as of September 30, 1997 for the five investment companies in
the complex which pay fees to these                directors/trustees. The
complex consists of the SunAmerica Mutual Funds and Anchor Series Trust.

**Mr. Sterpa is not a trustee of Anchor Series Trust.

  As of February __, 1998, no person owned of record or beneficially 5% or more of any class of the Fund's shares.

                           ADVISER, PERSONAL TRADING,
                         DISTRIBUTOR AND ADMINISTRATOR

  THE ADVISER. The Adviser, organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as adviser to the Fund pursuant to the Investment Advisory and Management Agreement dated September 23, 1993 as amended [INSERT DATE, 1998] (the "Advisory Agreement") with the Trust, on behalf of the Fund. The Adviser is an indirect wholly owned subsidiary of SunAmerica Inc. SunAmerica Inc., is incorporated in the State of Maryland and maintains its principal executive offices at 1 SunAmerica Center, Los Angeles, CA 90067-6022, telephone (310) 772-6000.

  Under the Advisory Agreement, the Adviser manages the investment of the assets of the Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by the Adviser will at all times be subject to the policies and control of the Trustees. The Adviser also provides certain administrative services to the Fund.

  Except to the extent otherwise specified in the Advisory Agreement, the Fund pays, or causes to be paid, all other expenses of the Trust and the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions;

taxes; engraving and printing of share certificates; registration and qualification costs of the Fund and their shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Fund, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

  As compensation for its services to the Fund, the Adviser receives a fee from the Fund, payable monthly, computed daily at the annual rate of .35% of the Fund's average daily net assets.

  The Advisory Agreement continues in effect with respect to the Fund after an initial two-year term from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees. The Advisory Agreement may be terminated with respect to the Fund at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates with respect to Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

  Under the terms of the Advisory Agreement, the Adviser is not liable to the Fund, or its shareholders, for any act or omission by it or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

  PERSONAL TRADING. The Trust and the Adviser have adopted a written Code of Ethics which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code of Ethics is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or the Adviser. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the Code of Ethics by Access Persons of the Trust or the Adviser during the quarter.

  THE DISTRIBUTOR. The Trust, on behalf of the Fund, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica Inc., to act as the principal underwriter of the shares of the Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Fund (see "Distribution Plans" below).

  Continuance of the Distribution Agreement with respect to the Fund is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust. The Trust and the Distributor each has the right to terminate the Distribution Agreement with respect to the Fund on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

  The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Keogler Morgan & Company, Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm.
Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

  DISTRIBUTION PLANS. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of Class A, Class B, and Class II shares of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. Reference is made to "Management of the Trust - Distribution Plans" in the Prospectus for certain information with respect to the Distribution Plans.

  The Distribution Plans provide that each class of shares of the Fund may pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in the Fund by their customers. Under the Class B and Class II Plans, the Distributor also may receive payments from the Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.

  Continuance of the Distribution Plans with respect to the Fund is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to the Fund without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to the Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

  THE ADMINISTRATOR. The Trust has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc., acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of the Fund. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

  Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing shareholder and transfer agency services to the Trust. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

  The Service Agreement dated September 23, 1993, as amended August 21, 1996 and May 19, 1998, continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through brokers-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

  The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers which provide it with research services and may cause the Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Fund are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

  Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of the Fund as a factor in the selection of brokers for transactions effected on behalf of the Fund, subject to the requirement of best price and execution.

  Although the objectives of other accounts or investment companies which the Adviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies which the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

              ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

  Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, either (i) may be imposed at the time of purchase (Class A shares), (ii) may be imposed on a deferred basis (Class B shares and certain Class A shares) or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares).

   WAIVER OF CDSC. As discussed under "Purchase of Shares" in the Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

   DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

   DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

   PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of the Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the

Distributor before the Fund's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the Fund's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. The Fund will not be responsible for delays caused by dealers.

  PURCHASE BY CHECK. Checks should be made payable to the "'Dogs' of Wall Street Fund" or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of the Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Redemption of Shares" in the Prospectus.)

  PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of the Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

  PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire Federal funds to the Trust's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

     1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5343.

     2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at
        (800) 858-8850, extension 5125 to obtain your new account number.

     3. Instruct the bank to wire the specified amount to the Transfer Agent:
        State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica ["Dogs" of Wall Street Fund, Class __] (include shareholder name and account number).

     WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to
Section 403(b) of the Code and Sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SunAmerica Mutual Funds) is at least $1,000,000, (b) the sponsor signs a $1,000,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator which has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Fund may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

     REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Purchase of Shares" in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

     COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

  (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

  (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

  (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code);

  (iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

  (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

  (vi)  group purchases as described below.

  A combined purchase currently may also include shares of other funds in the SunAmerica Mutual Funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

  RIGHTS OF ACCUMULATION.   A purchaser of Fund shares may qualify for a reduced
sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the Fund that were previously purchased, shares of the other classes of the Fund, as well as shares of any other Funds of the Trust or of other funds advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

  The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

  LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more series of the Trust to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such portfolio made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any other Funds of the Trust, or of other funds advised by the Adviser which impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

  The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the Fund purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to this purchase plan should carefully read such Letter of Intent.

  REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of the Fund under the combined purchase privilege as described above.

  To receive a rate based on combined purchases, group members must purchase Class A shares of the Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of the Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the

Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

  Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

  Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring Fund's shares for the benefit of any of the foregoing.

  Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Fund at any time.

  NET ASSET VALUE TRANSFER PROGRAM. Investors may purchase Class A shares of the Fund at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of .50% of the amount invested, subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. In addition, it is essential that a NAV Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program (formerly, Exchange Program for Investment Company Shares). This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at (800) 858-8850.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption of Fund shares.

  If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, the Fund is committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

                        DETERMINATION OF NET ASSET VALUE

  The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class.

  Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, the Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60/th/ day, are amortized to maturity based on the value determined on the 61/st/ day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Advisor, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

  The Fund's liabilities, including proper accruals of expense items, are deducted from total assets.
                                PERFORMANCE DATA

  The Fund may advertise performance data that reflects various measures of total return. An explanation of the data presented and the methods of computation that will be used are as follows.

  The Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Average annual total return is determined separately for Class A, Class B and Class II shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                        P(1 + T) to the nth power = ERV

        P   = a hypothetical initial purchase payment of $1,000
        T   = average annual total return
        N   = number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

  The above formula assumes that:

  1. The maximum sales load (i.e., the front-end sales load in the case of the Class A or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

  2. All dividends and distributions are reinvested at net asset value; and

  3. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

  The Fund may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

COMPARISONS

  The Fund may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in the Fund. The following references may be used:

          (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.


          (b) Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

          (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

          (f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

          (g) Mutual Fund Source Book, Principia, and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

          (h) Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses which rate mutual fund performance over specified time periods.

          (i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

          (j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

          (k) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

          (l) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index --unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

          (m) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

          Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

          (n) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

          (o) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

          (p) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

          (q) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA". It is a value-weighted, total return index, including approximately 800 issues.

          (r) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

          (s) Salomon Brother World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                      Australian Dollars          Netherlands Guilders
                      Canadian Dollars            Swiss Francs
                      European Currency Units     UK Pound Sterling
                      French Francs               U.S. Dollars
                      Japanese Yen                German Deutsche Marks

          (t) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

          (u) Shearson Lehman LONG-TERM Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

          (v) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

          (w) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

          (x) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

          (y) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities list on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

          (z) Russell 3000 and 2000 Index -- represents the top 3,000 and the next 2,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. Specifically, the Fund may compare its performance to that of certain indices which include securities with government guarantees. However, the Fund's shares do not contain any such guarantees. In addition, there can be no assurance that the Fund will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

          DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income, if any, and the excess of net realized long-term capital gains over net capital losses ("capital gain distributions"), if any, will be distributed to the registered holders at least annually. With respect to capital gain distributions, the Fund's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

          Dividends and distributions will be paid in additional Fund shares based on the net asset value at the Fund's close of business on the Ex date, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

          TAXES. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, the Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Fund's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

          As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its income and capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Fund intends to distribute sufficient income to meet this qualification requirement.

          Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if declared by the Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

          Generally, a loss realized by the Fund upon the sale or disposition of stock or securities will be disallowed if the Fund acquires substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the date that the stock or securities are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

          Distributions of net investment income and short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash.
The portion of such dividends received from the Fund that will be eligible for the dividends received deduction for corporations generally will be determined on the basis of the amount of the Fund's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year. Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares, and are not eligible for the dividends received deduction for corporations.

          Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months, capital gain taxable at the maximum rate of 28% if such shares were held for more than 12 but not more than 18 months, and capital gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such loss will be long-term capital loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (whether through dividend reinvestment or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

          Under certain circumstances (such as the exercise of an exchange privilege), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

          The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. When call options written, or put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

          A substantial portion of the Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle consisting of a listed option, futures contract, or option on a futures contract and of U.S. Government securities would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections. Newly-enacted Code Section 1259 will require the recognition of gain (but not loss) if the Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

          The Fund may be required to backup withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

          Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

          The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in the Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.


                                RETIREMENT PLANS

          Shares of the Fund are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of the Fund by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

          PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of the Fund may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

          TAX-SHELTERED CUSTODIAL ACCOUNTS. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to purchase shares of the Fund and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

          INDIVIDUAL RETIREMENT ACCOUNTS (IRA). Section 408 of the Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRA's are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

          SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION. This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return.

          SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA"). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions on earnings until they are withdrawn.

          ROTH IRA. This plan, introduced by Section 302 of the Taxpayer Relief Act of 1997, generally permits individuals with adjusted gross income of up to $95,000, and married couples with joint adjusted gross income of up to $150,000, to contribute to a "Roth IRA." Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

          EDUCATION IRA.  Established by the Taxpayer Relief Act of 1997, under
Section 530 of the Code, this plan permits certain qualifying individuals to contribute to an IRA on behalf of any child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                             DESCRIPTION OF SHARES

          Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

          Currently, six series or Funds of the Trust have been authorized pursuant to the Declaration of Trust: the "Dogs" of Wall Street Fund, the SunAmerica Balanced Assets Fund, the SunAmerica Blue Chip Growth Fund, the SunAmerica Mid-Cap Growth Fund, the SunAmerica Small Company Growth Fund and the SunAmerica Growth and Income Fund. This Statement of Additional Information relates only to the "Dogs" of Wall Street Fund. The "Dogs" of Wall Street Fund has been divided into three classes of shares, designated as Class A, Class B and Class II shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

          Shareholders are entitled to a full vote for each full share held.
The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in one of the Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

          All classes of shares of the Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee,
(iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee, (v) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B shares, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (vii) each class of shares will be exchangeable only into the same class of any of the other Funds or other funds in the SunAmerica Family of Mutual Funds that offers that class except that Class II shares of the Fund will be exchangeable into the same class or Class C shares of the other Funds or the other funds in the SunAmerica Family of Mutual Funds that offers these classes. All shares of the Trust issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

          The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

                             ADDITIONAL INFORMATION


          REPORTS TO SHAREHOLDERS. The Trust sends audited annual and unaudited semi-annual reports to shareholders of the Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

          CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

          INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Trust's independent accountants and in that capacity examines the annual financial statements of the Trust. The firm of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, has been selected as legal counsel to the Trust.

                                    APPENDIX

                  CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE RATINGS

  AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                  Appendix-1

  CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note:   Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.
The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

  Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

  -- Leading market positions in well established industries
  -- High rates of return on funds employed
  -- Conservative capitalization structures with moderate reliance on debt and ample asset protection
  -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation
  -- Well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by

                                  Appendix-2
external conditions.  Ample alternate liquidity is maintained.

  Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

  Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

  A Standards & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable.
Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

                                  Appendix-3

  The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
          BBB - rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of

                                  Appendix-4
          interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

  Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Debt Obligations of Issuers outside the United States and its territories are rated on the same

                                  Appendix-5
basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS.

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

  A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

  A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

  A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

  A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

  B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

  The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other

                                  Appendix-6
sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                  Appendix-7

                                     PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

     (a)  Financial Statements:

          Set forth in Part B of Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 1998, in Registrant's Statement of Additional Information are the audited financial statements of the SunAmerica Balanced Assets Fund, the SunAmerica Blue Chip Growth Fund, the SunAmerica Growth and Income Fund, the SunAmerica Mid-Cap Growth Fund and the SunAmerica Small Company Growth Fund (the "Funds") with respect to the Funds' fiscal year ended September 30, 1997. Selected per share data and ratios for the Funds are set forth in Part A of Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 1998, in Registrant's Prospectus under the caption "Financial Highlights." No financial statements are included in Part C. All financial statements, schedules and historical financial information for SunAmerica "Dogs" of Wall Street Fund are omitted because the conditions requiring their filing do not exist.

     (b)  Exhibits:

          (1) Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (2) By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (3)    Inapplicable.

          (4)    Inapplicable.

          (5)    Investment Advisory and Management Agreement, as amended.*

           (6)(a) Distribution Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

           (6)(b) Form of Dealer Agreement, as amended.*

           (7) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

           (8) Custodian Contract, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

           (9)(a) Transfer Agency and Service Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

           (9)(b) Service Agreement, as amended.*

          (10)    Inapplicable.

          (11) Consent of Independent Accountants. Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 28, 1998.

          (12)    Inapplicable.


          (13)    Inapplicable.

          (14) Model Retirement Plans. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (15)(a) Distribution Plans pursuant to Rule 12b-1 (Class A Shares and Class B Shares). Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

           (b) Distribution Plans pursuant to Rule 12b-1 (Class C Shares). Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 1998.

           (c)    Distribution Plans pursuant to Rule 12b-1 (Class II Shares).*

          (16)(a) Schedule of Computation of Performance Quotations for the Funds. Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (16)(b) Schedule of Computation of Hypotetical Performance Quotations for the "Dogs" of Wall Street Strategy.

          (17) Powers of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996

          (18)    Plan Pursuant to Rule 18f-3 as amended.*

          (27) Financial Data Schedules. Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 1998.


__________________

*To be Filed by amendment.

Item 25.  Persons Controlled By or Under Common Control With Registrant.

          There are no persons controlled by or under common control with Registrant.

Item 26.  Number of Holders of Securities.

                                 Class A Shares      Class B Shares     Class Z Shares
                                 Number of Record   Number of Record   Number of Record
                                 Holders as of      Holders as of      Holders as of
Title of Class                   December 31, 1997  December 31, 1997  December 31, 1997
--------------                   -----------------  -----------------  -----------------

Balanced Assets Fund                        17,278              8,706                  2
Shares of Beneficial Interest
($.01 par value)

Blue Chip Growth Fund                        6,975              3,326
Shares of Beneficial Interest
($.01 par value)

Mid-Cap Growth Fund                          3,331              1,245
Shares of Beneficial Interest
($.01 par value)

Small Company Growth Fund                   16,810              8,694                  3
Shares of Beneficial Interest
($.01 par value)

Growth and Income Fund                       3,537              3,481
Shares of Beneficial Interest

($.01 par value)

There were no record holders of any class of the SunAmerica Dogs of Wall Street Fund within 90 days prior to the date of the filing.

Item 27.  Indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of the Investment Adviser.

          Information concerning the business and other connections of SunAmerica Asset Management Corp. is incorporated herein by reference to SunAmerica Asset Management Corp.'s Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission.

          Reference is also made to the caption "Management of the Trust" in the Prospectus constituting Part A of the Registration Statement and "Adviser, Distributor and Administrator" and "Trustees and Officers" constituting Part B of the Registration Statement.

Item 29.  Principal Underwriters.

          (a) The principal underwriter of the Registrant also acts as principal underwriter for:

              SunAmerica Income Funds
              SunAmerica Money Market Funds, Inc.
              Style Select Series, Inc.

          (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's
              Shares:

              Name and Principal             Position          Position with the
              Business Address               With Underwriter  Registrant
              ----------------               ----------------  -----------------

              J. Steven Neamtz               President         None
              The SunAmerica Center
              733 Third Avenue
              New York, NY  10017-3204

              Robert M. Zakem                Executive Vice    Secretary and
              The SunAmerica Center          President and     Chief Compliance
              733 Third Avenue               Director          Officer
              New York, NY  10017-3204

              Susan L. Harris                Secretary         None
              SunAmerica Inc.
              1 SunAmerica Center
              Los Angeles, CA  90067-6022

              Steven E. Rothstein            Treasurer         None
              The SunAmerica Center
              733 Third Avenue
              New York, NY  10017-3204

          (c)  Inapplicable.

Item 30.  Location of Accounts and Records.

          1. SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or an affiliate thereof, maintains physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant's custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572.

Item 31.  Management Services.

          Inapplicable.

Item 32.  Undertakings.

          Registrant hereby undertakes:

      (b) To file a post effective amendment, using financial statements with respect to the SunAmerica "Dogs" of Wall Street Fund, which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

      (c) To furnish, upon request and without charge, to each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the Investment Company Act of 1940, as amended, Registrant has duly caused the Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 18th of March, 1998.

                                    SUNAMERICA EQUITY FUNDS


                                    By: /s/ Peter A. Harbeck
                                    Peter A. Harbeck,
                                    President and Trustee

     Pursuant to the requirements of the 1933 Act, the Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:


/s/Peter A. Harbeck        President and Trustee            March 18, 1998
Peter A. Harbeck           (Principal Executive Officer)

________*_________         Treasurer                        March 18, 1998
Peter C. Sutton            (Principal Accounting
                           and Financial Officer)

________*_________         Trustee                          March 18, 1998
Peter McMillan III

________*_________         Trustee                          March 18, 1998
S. James Coppersmith

________*_________         Trustee                          March 18, 1998
Samuel M. Eisenstat

________*_________         Trustee                          March 18, 1998
Stephen J. Gutman

________*_________         Trustee                          March 18, 1998
Sebastiano Sterpa

*By:/s/ Robert M. Zakem
    Robert M. Zakem, Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit
Number
------
16(b) Schedule of Computation of Hypothetical Performance Quotations for the "Dogs" of Wall Street Strategy.